UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 2, 2013 (April 1, 2013)

EMDEON INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-182786	20-5799664
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3055 Lebanon Pike, Suite 1000 Nashville, TN	37214
(Address of Principal Executive Offices)	(Zip Code)

(615) 932-3000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On April 1, 2013, Emdeon Inc. (the “Company”) issued a press release announcing a potential re-pricing of a portion of the Company’s outstanding indebtedness (the “Contemplated Transaction”). A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference. In connection with the Contemplated Transaction, the Company plans to provide certain third parties with the information set forth in Exhibit 99.2 hereto, which is incorporated herein by reference. Such information is supplemental and is intended to be considered in conjunction with the Company’s previously disclosed financial and other information, including, without limitation, the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 and other reports previously filed by the Company with the Securities and Exchange Commission.

The information included in this Current Report (including Exhibit 99.1 and Exhibit 99.2 hereto) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being furnished herewith to this Current Report.

Exhibit No.	Description

99.1	Press Release dated April 1, 2013

99.2	Certain Information to Be Provided to Prospective Debt Financing Sources

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMDEON INC.

Date: April 2, 2013	By:	/s/ Gregory T. Stevens
	Name:	Gregory T. Stevens
	Title:	Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated April 1, 2013

99.2	Certain Information to Be Provided to Prospective Debt Financing Sources